UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

(a)

Edgar Lomax Value Fund

Semi-Annual Report

For the period ended
April 30, 2023

EDGAR LOMAX VALUE FUND

Semi-Annual Report
April 30, 2023
Dear Fellow Shareholder:

The Edgar Lomax Value Fund’s (the “Fund’s”) six months ended April 30, 2023, saw an extreme “snapback” outperformance on the part of lower-quality and highly-priced stocks. In an article partially entitled “...Last Year’s Losers are Winners,” Barron’s noted (on January 30) that “It has been a risk-on rally led by some of the harder-hit sectors of 2022. Defensive groups that held up well [during the “bear market”] in 2022...—consumer staples, healthcare, and utilities—all are down.” This is also a relatively good description of the first six months of the fiscal year’s market action, with stock performance being driven primarily by a very narrow group of issues as The Wall Street Journal detailed, on April 10, in “Stock Pickers Failed to Take Part in First-Quarter Rally.” Following is a summary of average annual total returns through April 30, 2023:

		S&P 500		Morningstar Large-Cap
	Fund	Value Index	S&P 500 Index	Value Category
1-year	-0.92%	6.74%	2.66%	1.35%
5-year	7.05%	9.73%	11.45%	7.87%
10-year	9.17%	10.16%	12.20%	9.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com. Before deducting fees that the Advisor contractually waived or expenses of the Fund that the Advisor absorbed, the gross expense ratio is 1.00%*; however, after such waivers or absorptions, the Fund’s maximum net expense ratio is 0.70%. With the voluntary performance-based waiver arrangement, actual Total Annual Fund Operating Expenses (the net expenses that investors paid) were 0.50% for the fiscal year ended October 31, 2022. For more information, please see the “Management Fee and Voluntary Fee Waiver” section of the Statutory Prospectus.

A key long-term period over which to evaluate our results, we believe, is a full market cycle, commonly expected to last between 3 and 5 years. A full market cycle is expected to include a “bull” market and a “bear” market, as well as a period of “growth” stock outperformance and a period of “value” stock outperformance. However, the current “growth” market has been in place since 2007 (with the exception of “value” bumps in 2012 and 2016) and is now over 15 lengthy years running. The last “value” market ran for almost 7 years beginning at mid-2000. Consequently, a full “growth/value” market cycle currently covers almost 23 years, beginning July 1, 2000. Looking at a complete market cycle is particularly important in today’s “aged” growth-market environment, when each passing day brings us closer to the inevitable—we firmly believe—next “value” market.

*
Figures are from the Fund’s prospectus dated February 28, 2023. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.70% (excluding acquired funds fees and expenses, interest, taxes and extraordinary expenses) through at least February 27, 2024. In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P 500 Value Index. While the Advisor may discontinue its voluntary waiver any time after February 27, 2024, it has no current intention of doing so.

Given this background description of the current almost 23-year old “growth/value” market cycle, the Fund’s long-term performance has remained solid. During this period, the Fund experienced a net annualized gain of 7.42% per annum compared to S&P 500 and S&P Value respective returns of 6.74% and 6.89%.

So what happened during the last six months? Simply, most investors appear to have bought completely into the idea of a rapidly approaching ‘pivot’ (that is, to lower interest rates) by the Federal Reserve and, consequently, a return to the mid-2020 days of straight up action for growth and tech stocks. They do not seem to understand that historically high inflation will almost certainly prevent a Fed rerun of that sort. We strongly believe, however, that they are in for a rude, and probably quick, awakening and that patient holders of financially strong and dependably profitable companies—such as the Fund’s holdings—will enjoy the most comfortable return experience.

Let’s now look at why we expect future outperformance. For background, please note that among the hardest-hit sectors during the first half of the fiscal year were Energy, Utilities and Health Care, all of which are full of very profitable companies where we currently see great value. Examples of the Fund’s significant portfolio holdings that underline this fact follow:

	2022	2023 (thru 4/30)	P/E
Stock	Perf.	Total Perf.	Ratio	Dividend Yield
Amgen	20.19%	-7.91%	16	3.55%
Chevron	57.79%	-5.24%	9	3.58%
Duke Energy	1.97%	-3.01%	30	4.07%

 In our view, these stocks fit well in the Fund’s large-cap value portfolio, which currently has a P/E ratio of 18 and a dividend yield of 3.51% (the Fund’s subsidized and unsubsidized 30-day SEC Yields were 3.10% and 2.76% respectively), in comparison to respective ratios of 24 and 1.64% for the S&P 500. With the cited valuations, we continue to look forward to buying more shares of the above-named companies—along with the other issues in the Fund’s portfolio—when money is available. Meanwhile, the portfolio (of solidly profitable companies, with strong balance sheets) is quickly building the kind of value, we believe, the market will inevitably recognize.

Turning to noteworthy performers in the first half of the fiscal year, Dow, Inc., up 19.38%, is working on improving its cost structure. Measures to achieve $1 billion in cost savings this year have been announced, while the company continues to expand its product lines to support renewable energy solutions. We are pleased to see Dow maintaining a high dividend yield of 5.15% on top of an already very low P/E of 14. Merck, up 15.54%, was one of the top performers in the large pharma space in 2022. The stock was up strongly after reporting solid earnings. With a dividend yield of 2.53% and a P/E of 23, Merck remains an attractive holding. Intel, up 11.82%, has recently faced difficult challenges. However, with the current restructuring and cash-preserving measures in place—notably pay cuts across the management level and a dividend reduction—we expect Intel to remain competitive as one of the largest chip makers in the world.

Among the decliners for the past six months ended April 30, 2023, General Dynamics, down 11.56%, posed a drag on our return. However, the company continues to operate with a strong balance sheet and low debt levels. Pfizer, down 14.72%, has been active in the mergers and acquisitions space and recently entered an agreement to acquire cancer specialist Seagen. The move could bring a lift to sales by expanding Pfizer’s portfolio of FDA-approved drugs. The stock remains attractive with a single-digit P/E of 8 and a high dividend yield of 4.22%. Finally, shares of CVS are down 21.31% as rising pressure to reduce reimbursement rates for generic drugs dents growth. On the flip side, expansion in its pharmacy arm, along with significant growth observed in the retail business are encouraging signs.

Please note that the entire list of Fund investments is included in this report in a section called “Schedule of Investments.”

Thank you, once again, for your confidence in our management of the Fund. We remain committed to handling your hard-earned money as carefully as we do our own.

Cordially,

Randall R. Eley	Thomas B. Murray
Chief Investment Officer	Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible. “Value” investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Investment performance reflects expense waivers in effect. In the absence of such waivers, total return would be reduced.

The opinions expressed are those of The Edgar Lomax Company, the Fund’s investment advisor, are subject to change, and forecasts made cannot be guaranteed. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for current Fund holdings information.

The Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of a stock by the company’s trailing 12 months’ earnings per share.

The Dividend Yield is calculated by dividing a company’s per-share projected annual dividend payment by the company’s stock price per share.

The 30-day SEC Yield is based on the most recent 30-day period covered by the fund’s filings with the SEC. The unsubsidized yield figure reflects the dividends and interest earned during the period after the deduction of the fund’s expenses.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The S&P 500 Value Index is a capitalization-weighted index of stocks in the S&P 500® Index which exhibit strong value characteristics. The Morningstar Large-Cap Value Category represents stocks of large cap companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at April 30, 2023 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/22 – 4/30/23).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/22	4/30/23	11/1/22 – 4/30/23
Actual	$1,000.00	$1,003.70	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

*
Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at April 30, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2023 (Unaudited)

Shares	COMMON STOCKS - 95.86%	Value

	Beverage and Tobacco Product Manufacturing - 0.19%
3,850	Altria Group, Inc.	$182,913

	Broadcasting (except Internet) - 0.66%
15,600	Comcast Corp. - Class A	645,372

	Chemical Manufacturing - 16.86%
3,400	AbbVie, Inc.	513,808
14,600	Amgen, Inc.	3,500,204
7,600	Bristol-Myers Squibb Co.	507,452
89,050	Dow, Inc.	4,844,320
6,350	Gilead Sciences, Inc.	522,034
6,300	Johnson & Johnson	1,031,310
18,000	Merck & Co., Inc.	2,078,460
61,752	Pfizer, Inc.	2,401,535
7,500	Procter & Gamble Co.	1,172,850
		16,571,973
	Computer and Electronic Product Manufacturing - 9.73%
70,350	Cisco Systems, Inc.	3,324,038
99,400	Intel Corp.	3,087,364
21,500	Medtronic PLC - ADR	1,955,425
10,200	Qualcomm, Inc.	1,191,360
		9,558,187
	Couriers and Messengers - 6.36%
25,000	FedEx Corp.	5,694,500
3,100	United Parcel Service, Inc. - Class B	557,411
		6,251,911
	Credit Intermediation and Related Activities - 6.78%
10,900	American Express Co.	1,758,606
12,000	Bank of New York Mellon Corp.	511,080
12,150	Citigroup, Inc.	571,900
21,900	JPMorgan Chase & Co.	3,027,456
12,600	U.S. Bancorp	431,928
9,100	Wells Fargo & Co.	361,725
		6,662,695

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2023 (Unaudited), continued

Shares	COMMON STOCKS - 95.86%	Value

	Electrical Equipment, Appliance, and
	Component Manufacturing - 2.43%
28,650	Emerson Electric Co.	$2,385,399

	Food Manufacturing - 0.54%
13,450	Kraft Heinz Co.	528,181

	Health and Personal Care Stores - 7.50%
36,200	CVS Health Corp.	2,653,822
133,750	Walgreens Boots Alliance, Inc.	4,714,688
		7,368,510
	Insurance Carriers and Related Activities - 2.44%
25,650	American International Group, Inc.	1,360,476
2,100	UnitedHealth Group, Inc.	1,033,389
		2,393,865
	Machinery Manufacturing - 1.51%
6,800	Caterpillar, Inc.	1,487,840

	Miscellaneous Manufacturing - 3.69%
24,400	3M Co.	2,591,768
5,200	Honeywell International, Inc.	1,039,168
		3,630,936
	Petroleum and Coal Products Manufacturing - 9.27%
27,500	Chevron Corp.	4,635,950
16,950	ConocoPhillips	1,743,986
23,050	Exxon Mobil Corp.	2,727,737
		9,107,673
	Professional, Scientific, and Technical Services - 2.03%
15,800	International Business Machines Corp.	1,997,278

	Real Estate - 0.54%
4,650	Simon Property Group, Inc.	526,938

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities - 3.37%
6,850	Goldman Sachs Group, Inc.	2,352,564
10,650	Morgan Stanley	958,180
		3,310,744

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2023 (Unaudited), continued

Shares	COMMON STOCKS - 95.86%	Value

	Semiconductor and Other Electronic
	Component Manufacturing - 2.71%
950	Broadcom, Inc.	$595,175
12,400	Texas Instruments, Inc.	2,073,280
		2,668,455
	Telecommunications - 5.54%
50,100	AT&T, Inc.	885,267
117,350	Verizon Communications, Inc.	4,556,700
		5,441,967
	Transportation Equipment Manufacturing - 5.68%
46,900	Ford Motor Co.	557,172
18,000	General Dynamics Corp.	3,930,120
11,000	Raytheon Technologies Corp.	1,098,900
		5,586,192
	Utilities - 8.03%
31,600	Duke Energy Corp.	3,124,608
62,400	Exelon Corp.	2,648,256
28,850	Southern Co.	2,121,918
		7,894,782
	TOTAL COMMON STOCKS (Cost $94,118,930)	94,201,811

	MONEY MARKET FUND - 0.89%
878,218	Invesco STIT-Treasury Portfolio - Institutional Class, 4.77% (a)	878,218
	TOTAL MONEY MARKET FUND (Cost $878,218)	878,218
	Total Investments in Securities (Cost $94,997,148) - 96.75%	95,080,029
	Other Assets in Excess of Liabilities - 3.25%	3,192,311
	TOTAL NET ASSETS - 100.00%	$98,272,340

ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Rate shown is the 7-day annualized yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $94,997,148)	$95,080,029
Cash	22,600
Receivables
Investment securities sold	3,057,593
Fund shares sold	8,514
Dividends and interest	209,111
Prepaid expenses	11,219
Total assets	98,389,066

LIABILITIES
Payables
Fund shares redeemed	16,806
Administration fees	46,324
Transfer agent fees and expenses	11,773
Audit fees	10,414
Fund accounting fees	9,600
Shareholder reporting	7,118
Advisory fees (Note 4)	5,667
Chief Compliance Officer fee	3,689
Custody fees	2,585
Legal fees	1,840
Trustee fees and expenses	142
Accrued other expenses	768
Total liabilities	116,726

NET ASSETS	$98,272,340

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$98,272,340
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	7,226,142
Net asset value, offering and redemption price per share	$13.60

COMPONENTS OF NET ASSETS
Paid-in capital	$95,025,530
Total distributable earnings	3,246,810
Net assets	$98,272,340

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS – For the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $737)	$1,742,020
Interest	89,816
Total investment income	1,831,836

EXPENSES
Advisory fees (Note 4)	279,421
Administration fees (Note 4)	92,812
Transfer agent fees and expenses (Note 4)	49,791
Fund accounting fees (Note 4)	18,992
Registration fees	11,889
Audit fees	10,414
Custody fees (Note 4)	8,876
Trustee fees and expenses	8,676
Chief Compliance Officer fee (Note 4)	7,439
Legal fees	4,404
Reports to shareholders	4,389
Other expenses	2,676
Insurance expense	1,419
Total expenses	501,198
Less: advisory fee waiver (Note 4)	(247,179)
Net expenses	254,019
Net investment income	1,577,817

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	2,331,409
Net change in unrealized appreciation/(depreciation) on investments	(3,595,035)
Net realized and unrealized loss on investments	(1,263,626)
Net Increase in Net Assets Resulting from Operations	$314,191

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,577,817	$2,747,196
Net realized gain on investments	2,331,409	5,434,606
Net change in unrealized appreciation/(depreciation) on investments	(3,595,035)	(7,607,476)
Net increase in net assets resulting from operations	314,191	574,326

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(7,462,478)	(5,104,318)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	4,489,220	4,498,559
Total decrease in net assets	(2,659,067)	(31,433)

NET ASSETS
Beginning of period	100,931,407	100,962,840
End of period	$98,272,340	$100,931,407

(a)	A summary of share transactions is as follows:

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31, 2022

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	365,853	$5,183,716	1,233,138	$18,325,298
Shares issued on reinvestments of distributions	526,189	7,440,312	349,126	5,097,237
Shares redeemed	(587,214)	(8,134,808)	(1,289,676)	(18,923,976)
Net increase	304,828	$4,489,220	292,588	$4,498,559

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months Ended
	April 30, 2023		Year Ended October 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.58		$15.23	$11.96	$14.51	$15.33	$15.25

Income from investment operations:
Net investment income	0.22		0.40	0.42	0.42	0.30	0.33
Net realized and unrealized
gain/(loss) on investments	(0.12)		(0.28)	4.43	(2.65)	0.87	1.06
Total from investment operations	0.10		0.12	4.85	(2.23)	1.17	1.39
Less distributions:
From net investment income	(0.42)		(0.40)	(0.44)	(0.32)	(0.31)	(0.36)
From net realized gain on investments	(0.66)		(0.37)	(1.14)	—	(1.68)	(0.95)
Total distributions	(1.08)		(0.77)	(1.58)	(0.32)	(1.99)	(1.31)

Net asset value, end of period	$13.60		$14.58	$15.23	$11.96	$14.51	$15.33

Total return	0.37	%‡	0.78%	43.39%	-15.83%	9.07%	9.44%

Ratios/supplemental data:
Net assets, end of period (thousands)	$98,272		$100,931	$100,963	$86,079	$119,054	$85,308

Ratio of expenses to average net assets:
Before fees waived and
expenses absorbed	0.99	%†	1.00%	0.98%	1.01%	0.96%	1.00%
After fees waived and
expenses absorbed	0.50	%†	0.50%	0.50%	0.54%	0.70%	0.70%

Ratio of net investment income
to average net assets:
Before fees waived and
expenses absorbed	2.61	%†	2.18%	2.27%	2.52%	2.10%	1.86%
After fees waived and
expenses absorbed	3.10	%†	2.68%	2.75%	2.99%	2.36%	2.16%
Portfolio turnover rate	36.29	%‡	39.80%	34.47%	45.46%	23.83%	40.62%

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund’s investment objective is to seek long-term capital growth while providing some income.  The Fund began operations on December 12, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2023 (Unaudited), continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2023 (Unaudited), continued

shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Accounting Pronouncements: The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, The Edgar Lomax Company (“Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2023 (Unaudited), continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$12,367,304	$—	$—	$12,367,304
Information	6,087,339	—	—	6,087,339
Manufacturing	47,325,091	—	—	47,325,091
Mining, Quarrying, and Oil and Gas Extraction	1,743,986	—	—	1,743,986
Real Estate and Rental and Leasing	526,938	—	—	526,938
Retail Trade	12,004,460	—	—	12,004,460
Transportation and Warehousing	6,251,911	—	—	6,251,911
Utilities	7,894,782	—	—	7,894,782
Total Common Stocks	94,201,811	—	—	94,201,811
Money Market Fund	878,218	—	—	878,218
Total Investments in Securities	$95,080,029	$—	$—	$95,080,029

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. Additionally, the Advisor has agreed to voluntarily waive a portion of its management fee and pay certain Fund expenses such that “Total Annual Fund Operating Expenses” will decline to 0.50% for underperformance versus the S&P 500® Value Index during either the 3-year or 5-year period. While this voluntary management fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the six months ended April 30, 2023, the Fund incurred $279,421 in advisory fees, of which the Advisor voluntarily waived $25,402 resulting in net advisory fees of $254,019 before expense limitation waivers. This excludes additional voluntarily waived expenses of $76,205.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit Total Annual Fund

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2023 (Unaudited), continued

Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to 0.70% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended April 30, 2023, the Fund’s aggregate annual operating expenses were reduced to 0.50% of the Fund’s average daily net assets, including contractual expense limits. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund towards the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board’s review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended April 30, 2023, excluding amounts voluntarily waived, the Advisor reduced its fees and absorbed Fund expenses in the amount of $145,572; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Expires	Amount
10/31/2023	$170,581
10/31/2024	284,842
10/31/2025	303,854
4/30/2026	145,572
$904,849

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended April 30, 2023 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

The Fund has entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services.  These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Fund expensed $37,732 of sub-transfer agent fees during the six months ended April 30, 2023. These fees are included in the transfer agent fees and expenses amount as disclosed in the Statement of Operations.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2023 (Unaudited), continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $35,437,545 and $36,194,671, respectively. There were no purchases or sales of long-term U.S. Government securities.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended April 30, 2023 and the year ended October 31, 2022 was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income	$2,886,669	$2,865,150
Long-term capital gains	4,575,809	2,239,168

As of October 31, 2022, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$97,459,937
Gross tax unrealized appreciation	14,831,902
Gross tax unrealized depreciation	(11,395,914)
Net tax unrealized appreciation (a)	3,435,988
Undistributed ordinary income	2,383,305
Undistributed long-term capital gain	4,575,804
Total distributable earnings	6,959,109
Total accumulated earnings/(losses)	$10,395,097

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTE 7 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2023, no shareholder owned more than 25% of the outstanding shares of the Fund.

NOTE 8 – TRUSTEES AND OFFICERS

At a meeting held December 7 - 8, 2022, by vote of the majority of the Board of Trustees (not including Mr. Joe Redwine), Mr. Redwine’s term as Trustee was extended for three additional years. Ryan Charles resigned as Assistant Secretary effective January 1, 2023.

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at April 30, 2023 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0524.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-205-0524 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18, 2022 and December 7 - 8, 2022, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and The Edgar Lomax Company (the “Advisor”) on behalf of the Edgar Lomax Value Fund (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2022, on both an absolute basis and  a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund outperformed the average of its Morningstar peer group and Cohort over the one-, five- and ten-year periods and underperformed both for the three-year period ended June 30, 2022.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks noting that it had outperformed its primary benchmark over the one-year period, but underperformed for the three-, five-, and ten-year periods ended June 30, 2022. Compared to a secondary benchmark the Board noted that the Fund outperformed for the one- and five- year periods, but underperformed over the three- and ten-year periods.

The Board also noted that the Fund underperformed the similarly managed composite for the one-, three-, five-, and ten-year periods ended June 30, 2022.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds, the Cohort, and the Advisor’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements for the Fund. When reviewing fees charged to other separately managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to limit the annual expense ratio for the Fund to no more than 0.70%, excluding certain operating expenses (the “Expense Cap”). Additionally, the Board noted that the Advisor had voluntarily agreed to waive a portion of its advisory fees in the event, at the end of any month, the Fund’s trailing three-year and/or five-year average annual total return was less than that of a specific index. The Board noted that the Fund’s net expense ratio was below the average and median of its Cohort and below the average of its Morningstar peer group. The Board also considered that the contractual management fee was below the Cohort median and average. The Board considered the advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap.

The Board also considered the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were in some cases higher than the fees charged to the Advisor’s similarly managed account clients due to the increased services provided to the Fund.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, such as “soft dollar” benefits that may be received in exchange for Fund brokerage. The Board also considered that the Fund does not charge Rule 12b-1 fees. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

EDGAR LOMAX VALUE FUND
PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
The Edgar Lomax Company
5971 Kingstowne Village Parkway, Suite 240
Alexandria, VA 22315
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 1-866-205-0524.

ED-SEMI

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman_
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   7/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   7/6/2023

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date  7/6/2023

* Print the name and title of each signing officer under his or her signature.